Exhibit 99.2
LOAN COMMITMENT
October 21, 2005
SBEV Property Holdings LLC
c/o Leonard Grunstein
405 Lexington Avenue
New York, NY 10174
RE: First mortgage loan (the “Loan”) on approximately 264 skilled nursing facilities located in various States specified on Exhibit A attached hereto (the “Portfolio” or the “Property”)
Gentlemen:
By execution hereof, Column Financial, Inc. (“Lender”) hereby commits to make a loan (the “Loan”) pursuant and subject to the following business terms, and to the general terms and conditions and exhibits attached hereto.

BORROWER:	To be formed special purpose bankruptcy remote entities wholly owned or controlled by individual(s), or affiliates of Entities controlled by individuals acceptable to Lender in its sole discretion. The Borrower must provide any and all information and materials that Lender may require, and such information and materials, and the review thereof, must be acceptable and to the satisfaction of Lender in its sole discretion.

SPONSOR(S)/ GUARANTOR(S):	Sponsor(s) and Guarantor(s) must be acceptable to Lender in it’s sole discretion and must provide any and all information and materials that the Lender may require. The information and materials and the review thereof must be acceptable and to the satisfaction of the Lender in it’s sole discretion.

OPERATING COMPANY:	The Operating Company shall be owned at closing entirely by an individual and/or existing Beverly Enterprises, Inc. senior management both to be approved by Lender in its sole discretion, and subsequent to closing any material change in such ownership must be acceptable to Lender in its reasonable discretion. The Operating Company will (i) at closing have minimum equity capital of $130 million and shall not thereafter make any distributions to its shareholders that would decrease its equity capital below such amount, (ii) at closing have a maximum amount of debt leverage of $550 million, (iii) after closing, maintain a total liabilities to total assets ratio not to exceed 80% (it being agreed that at Closing loans of up to $550 million (assuming the minimum equity capital above) would not violate this requirement), and (iv) after closing, maintain a working capital line in an amount to be approved prior to closing by Lender in its reasonable discretion.

LOAN AMOUNT:	$1,325,000,000 collateralized by the Portfolio;

MINIMUM EQUITY OF BORROWER:	An amount of cash to be invested in the parent of Borrower to be approved by Lender in its sole discretion; provided, however, that Lender shall not require such amount to exceed $330,000,000 (less a credit for the $130,000,000 to be invested in the Operating Company, as described above) based on a loan which does not exceed $1,325,000,000.

LOAN TO VALUE:	Not to exceed 83.08% loan to final appraised value.

DEBT SERVICE COVERAGE:	A minimum of 1.40x DSCR will be required based on Lender’s underwritten net cash flow and a debt service constant of 10.58%. Leases must have at least 1.10X DSCR and 4.0% annual escalations.

TERM/AMORTIZATION:	24 month term, interest only

3 one-year extension options and 25 year amortization for each extension option.

APPLICABLE INTEREST RATE:	The applicable interest rate shall be equal to the sum of 375 basis points over 30-day LIBOR, LIBOR is set two days prior to funding.

CLOSING DATE:	Lender shall cooperate and use good faith efforts to close the Loan by December 30, 2005 but not later than June 30, 2006; provided, however, that the foregoing clause is expressly subject to and conditioned upon satisfaction of all terms and conditions set forth in this Commitment and if the Loan has not closed by June 30, 2006, this Commitment shall expire.

NON-RECOURSE:	The Commitment and Loan Documents will provide for recourse only to the Property. An indemnity from BORROWER/GUARANTOR(S) will be required for customary items, including, without limitation, fraud, environmental matters, bankruptcy, material misrepresentations and misappropriation of funds relating to the Property.

PAYMENTS:	Interest payable on a monthly basis for the initial term of the Loan.

PROPERTY PORTFOLIO:	Approximately 264 fee owned skilled nursing facilities located in various States substantially as specified on Exhibit A attached hereto.

PREPAYMENT:	Should the borrower refinance with FHA/HUD loan, the loan will not be locked out.

Release Provision to be negotiated subject to Lender and rating agency approval.

For Non-HUD financing, the Loan is locked out for the first year of the initial term, 1.0% prepayment fee for the next six months, .5% prepayment fee for the next 3 months and freely prepayable on a payment date during the last three (3) months and thereafter on a payment date during each renewal term.

LIBOR CAP	Borrower is required to purchase a LIBOR Cap, prior to funding, at a strike price of 5.00%, through the maturity of the Loan.

COLLATERAL:	The Loan will be secured by a first mortgage lien on the Properties and a first priority security interest in the reserve accounts, together with an assignment of rents received by the Borrower. Lender will also be entitled to receive a security interest in any other items, tangible or intangible, of the Borrower, as is customary for such first mortgage lien financings or as Lender may reasonably require.

The Properties shall not be encumbered by any mortgage, lien, claim or encumbrance other than (a) the mortgage and other liens granted by the Borrower to Lender to secure the Loan and (b) such other encumbrances as are reasonably acceptable to Lender.

TAX & INSURANCE RESERVES:	Reserves shall be maintained by a monthly deposit by Borrower of 1/12 of the annual property taxes and property insurance premium as estimated by Lender. At closing, the reserve will be funded in an amount which, when the required monthly payments are added thereto, will be sufficient to pay such charges when due. Any interest earned on such accounts shall be for the Lender’s benefit.

REPAIR RESERVE:	125% of the estimated cost of any immediately needed maintenance and repairs as reasonably determined by the Engineering Report. These funds will be released to Borrower for such maintenance and repair expenses, in accordance with the terms of the Loan Documents.

REPLACEMENT RESERVE:	A replacement reserve of $300.00 per bed for SNFs, subject to Lender’s final confirmation, will be funded monthly. The monies will be released to Borrower in accordance with the terms of the Loan Documents. This reserve may be adjusted after evaluation of the Engineering Report. Any interest earned on such amounts shall be accumulated for the benefit of the Borrower to be used in accordance with the purpose of such reserve.

ASSUMPTION:	If the Loan is not in default, Borrower can apply for assumption by a purchaser of the Property or purchase of the shares of the Borrower subject to more detailed requirements in the Loan Documents, payment of an assumption fee equal to 1.00% of the Loan balance at time of assumption and payment of Lender’s out-of-pocket costs.

CASH MANAGEMENT:	Hard lock box, subject to Lender’s Intercreditor and Four Party Agreement.

LOAN DOCUMENTS:	The Loan Documents shall include the following (and such other documents determined by the Lender):
	1.	Promissory Note

	2.	Mortgage

	3.	General Security Agreement charging all personal property of the Borrower located at, or used in connection with, the Property, and all proceeds

	4.	General Assignment of Rents and leases of the Property

	5.	Indemnity for recourse carve-outs

	6.	Opinions, certificates and similar documents

	7.	Loan Agreement

All Loan Documents shall be in form and substance and otherwise acceptable to Lender in its sole discretion.

THIRD PARTY COSTS:	All third party costs incurred by Lender including credit reports, insurance consultant, seismic report, title insurance, agreed upon procedures reports, legal, site visits, third party due diligence, etc. will be paid by Borrower.

ORIGINATION FEE:	1.50% of the Loan Amount.

SECURITIZATION:	Lender intends to securitize this Loan. Borrower and Guarantor(s) shall be required under the Loan Documents to consent to information disclosure requirements with respect to financial details on themselves and the Portfolio on an ongoing basis while the Loan is outstanding, cooperate to facilitate the securitization and provide an indemnification, all as set forth in this Commitment and the Loan Documents.

GENERAL TERMS AND CONDITIONS:
1. Borrower shall obtain the approval of Lender which shall not be unreasonably withheld for any changes in any Property Management Company, which may occur while the Loan remains outstanding.
2. At the time of the advance of any part of the Loan, no default under the Loan Documents shall have occurred. At the time of the advance of any part of the Loan, Borrower, Guarantor or any beneficial owner shall not be insolvent or the subject of any bankruptcy, arrangement with creditors, proposal, amalgamation, reorganization, liquidation, winding-up, dissolution, receivership or material litigation or continuation under the laws of any other jurisdiction.
3. Without limiting the detailed environmental provisions contained elsewhere herein:
(a) The Borrower, at its sole cost and expense, shall comply, or cause its tenants, agents, and invitees, at their sole cost and expense, to comply with all federal, state and municipal laws, and without limitation all laws and regulations of an environmental nature, and including, without limitation, with respect to the discharge and removal of hazardous or toxic wastes, and with respect to the discharge of contaminants into the natural environment, pay immediately when due the cost of removal of any such wastes and the cost of any improvements necessary to deal with such contaminants and keep the Property free and clear of any lien imposed pursuant to such laws, and applicable laws of an environmental nature. If the Borrower fails to do so, after notice to the Borrower and the expiration of the earlier of (i) any reasonable applicable cure period specified under the Loan Documents or (ii) the cure period under the applicable law, rule, regulation or order, then Lender, at its sole option, may declare the Loan to be in default. Borrower shall promptly notify Lender of any violation of any environmental laws relating to the Property or operations or any investigation or inquiry by any governmental authority or other third party in connection with any environmental laws relating to the Property or operations, or of the identification of any conditions at or off the Property requiring significant expenditures for corrective or remedial measures to address environmental matters at the Property.
(b) The Borrower and Guarantor shall indemnify and hold Lender harmless from and against all loss, costs, damage or expenses (including, without limitation, legal fees and costs incurred in the investigation, defense and settlement of any claim) relating to the presence of any hazardous waste or contaminant referred to herein.
4. The Borrower shall acknowledge that the Loan and the Loan Documents (or securities backed by or representing interests in the Loan and the Loan Documents) may be sold or securitized through private placements or public markets without further notice to or the consent of Borrower or Guarantor(s). Borrower and Guarantor(s) further acknowledge and agree that as part of such sale or securitization the information and materials (including financial statements, information on each Property, the status of the Loan and the Loan Documents, and any defaults hereunder) provided in connection with this transaction may be released or disclosed to the public or any private entity or group in an offering memorandum, prospectus or other disclosure document; to any applicable rating agency; to any subsequent or proposed purchaser and their third party advisors and/or agents; to governmental authorities having jurisdiction over such sales or securitizations; to Servicer and its successors; and to other servicing entities who service the Loan and Loan Documents may become part.
5. Borrower shall pay any and all commissions, finder’s fees, brokerage fees or other compensation, which may be due or become due to any finder or broker, other than Lender, in connection with the Loan. Borrower shall indemnify and save harmless the Lender, Servicer, and their respective agents, representatives, employees, officers and directors, from any and all claims for any such amounts, and such indemnity shall survive the expiry, termination or closing of the Loan transaction.
6. This Commitment shall bind the successors and assigns of the Borrower, and the benefit hereof is not transferable by the Borrower and may not be assigned by the Borrower. Lender shall have the right to assign and transfer all or any part of this Commitment, the Loan and the other Security.
7. This Commitment is based on the accuracy of all material representations made by Borrower. In the event of material misrepresentation as to any Property, the financial position of the Borrower or the Guarantor(s), or the purposes of the Loan, Lender may, at its sole option, consider this Commitment to be null and void and the Loan cancelled. If, in the opinion of Lender, there has been a material adverse change, prior to closing, in the condition (physical, financial, operational, or otherwise) of any Property, unless appropriate reserves are maintained with respect to such property in Lender’s sole discretion or to the business, assets, operations, or financial position of the Borrower or the Guarantor(s), Lender may, at its sole discretion, reduce or cancel this Commitment and the Loan. Borrower acknowledges that Lender’s obligations under this Commitment shall be subject to, among other things, no material adverse change, in the sole determination of Lender, to general economic conditions, including, without limitation, conditions in the real estate and capital markets.
8. This Commitment is open for acceptance until 5:00 p.m. Eastern Standard Time on October 25, 2005. This Commitment shall not be modified or amended except by an instrument in writing duty executed by the Lender.
9. This Commitment may be executed in several counterparts, each of which shall be deemed to be an original and all counterparts, taken together, shall constitute one and the same instrument and it shall not be necessary in making proof of this Commitment to produce or account for more than one such counterpart signed manually or by facsimile copy thereof.
10. Additional conditions and requirements for the Loan and to this Commitment and to any closing are attached hereto as Exhibit “B” and are incorporated herein by reference.
11. This Commitment shall not be effective unless and until fully executed by each party hereto.

If the foregoing is acceptable, please indicate this by signing below and returning a copy of this Commitment to us.
Yours very truly,
COLUMN FINANCIAL, INC.
/s/ Anand Gajjar
Anand Gajjar
Vice President
We accept the above terms as a Commitment with Lender.
Date: October 21, 2005
BORROWER:
SBEV Property Holdings LLC
By: /s/ Leonard Grunstein
      Leonard Grunstein
      Manager

Exhibit A-The Portfolio

	Property Name	Facility #	City	State
1	COLONIAL PINES HEALTHCARE CTR.	0359	Oxford	Alabama
2	FOLEY NURSING HOME	0732	Foley	Alabama
3	RIVERCHASE HEALTH & REHABILITATION CTR.	0742	Birmingham	Alabama
4	PINEVIEW HEALTH CARE CENTER	0748	Winfield	Alabama
5	ONEONTA HEALTH CARE & REHAB. CENTER	3620	Oneonta	Alabama
6	BEVERLY HEALTHCARE-TRUSSVILLE	4870	Trussville	Alabama
7	MEADOWOOD NURSING HOME	0739	Bessemer	Alabama
8	THE NURSING HOME OF ARAB	0649	Arab	Alabama
9	THE NURSING HOME OF BOAZ	0650	Boaz	Alabama
10	LANETT GERIATRIC CENTER	0737	Lanett	Alabama
11	HUEYTOWN NURSING HOME	3664	Hueytown	Alabama
12	ROGERS NURSING CENTER	1172	Rogers	Arkansas
13	HILLTOP NURSING CENTER	1159	Harrison	Arkansas
14	BEVERLY HEALTHCARE-NORTH LITTLE ROCK	4141	North Little Rock	Arkansas
15	LEISURE LODGE NURSING HOME	1105	Crossett	Arkansas
16	LEISURE LODGE NURSING HOME	1104	Monticello	Arkansas
17	BEVERLY HEALTHCARE — EL DORADO	4850	El Dorado	Arkansas
18	CAMDEN LIVING & REHAB. CENTER	1106	Camden	Arkansas
19	BEVERLY HEALTH & REHABILITATION CENTER	3665	Hot Springs	Arkansas
20	BEVERLY HEALTH CARE	3835	Arkadelphia	Arkansas
21	BEVERLY HEALTH & REHABILITATION CENTER	1149	Heber Springs	Arkansas
22	LEISURE LODGE NURSING HOME	1103	McGehee	Arkansas
23	HARRISON NURSING CENTER	1148	Harrison	Arkansas
24	BEVERLY HEADQUARTERS		Ft. Smith	Arkansas
25	BEVERLY HEALTH CARE CENTER	0569	Stockton	California
26	SHAFTER CONV. HOSP.	0566	Shafter	California
27	HILLCREST HEALTH CARE	0536	Fresno	California
28	BEVERLY HEALTH & REHABILITATION CENTER	0730	Decatur	Georgia
29	BEVERLY HEALTHCARE-KENNESTONE	3715	Marietta	Georgia
30	BEVERLY HEALTHCARE-NORTHSIDE	0766	Atlanta	Georgia
31	WINDERMERE NURSING HOME	0328	Augusta	Georgia
32	BRIARWOOD NURSING CTR.	0715	Tucker	Georgia
33	BEVERLY HEALTH & REHABILITATION	0768	Augusta	Georgia
34	CRESWELL CONVALESCENT CTR.	0717	Rome	Georgia
35	MEDICAL ARTS LAWRENCEVILLE	0858	Lawrenceville	Georgia
36	BEVERLY HEALTHCARE	0769	Decatur	Georgia
37	TIFTON NURSING HOME	0724	Tifton	Georgia
38	HOSPITALITY CARE CENTER	3676	Thomasville	Georgia
39	AUGUSTA VILLA I	0137	Augusta	Georgia

Property Name	Facility #	City	State
40 GOLDEN RULE NURSING	0097	Richmond	Indiana
41 WOODLANDS CONVALESCENT CTR.	3678	Newburgh	Indiana
42 BRENTWOOD CONVALESCENT CENTER	3679	Evansville	Indiana
43 FONTANBLEU NURSING CENTER	2046	Bloomington	Indiana
44 LINCOLN HILLS NURSING	2272	Tell City	Indiana
45 SYCAMORE VILLAGE HEALTHCARE	2281	Kokomo	Indiana
46 WOODBRIDGE HEALTH & REHAB. CENTER	2158	Evansville	Indiana
47 EDWARDSVILLE	2217	Edwardsville	Kansas
48 EDWARDSVILLE	2216	Edwardsville	Kansas
49 COLONIAL MANOR	0148	Lansing	Kansas
50 WAKEFIELD REHABILITATION CENTER	2218	Wakefield	Kansas
51 WILSON NURSING HOME	2212	Wilson	Kansas
52 BEVERLY HEALTH & REHAB OF EL DORADO	1211	El Dorado	Kansas
53 BEVERLY HEALTH & REHAB. — SPRING HILL	1210	Spring Hill	Kansas
54 BEVERLY HEALTH & REHAB OF FREDONIA	2209	Freedonia	Kansas
55 MARION MANOR	2648	Marion	Kansas
56 DOWNS NURSING HOME	0197	Downs	Kansas
57 BEVERLY HEALTH & REHAB OF NEODESHA	1213	Neodesha	Kansas
58 HERITAGE VILLAGE	2222	Eskridge	Kansas
59 BEVERLY REHABILITATION CENTER	2357	Pittsburg	Kansas
60 PARKWAY CARE CENTER	2215	Edwardsville	Kansas
61 LINCOLN EAST NURSING	2555	Lincoln	Kansas
62 CHASE COUNTY HEALTH & REHAB. CENTER	0194	Cottonwood	Kansas
63 BEVERLY HEALTH & REHAB OF WELLINGTON	1216	Wellington	Kansas
64 BEVERLY HEALTH & REHAB OF LUCAS	1215	Lucas	Kansas
65 HILLCREEK MANOR & REHAB. CENTER	0866	Louisville	Kentucky
66 MT. HOLLY NURSING CENTER	0986	Louisville	Kentucky
67 GREEN HILL MANOR	0071	Greensburg	Kentucky
68 ST. MATTHEWS MANOR	0985	Louisville	Kentucky
69 VANCEBURG HEALTHCARE	0072	Vanceburg	Kentucky
70 CAMELOT NURSING CENTER	0982	Louisville	Kentucky
BEVERLY HEALTH & REHABILITATION-
71 FRANKFURT	0984	Frankfort	Kentucky
72 FREDERICK NURSING HOME	2568	Frederick	Maryland
73 PLEASANT MANOR	2063	Attleboro	Massachusetts
74 DEXTER HOUSE NURSING	2249	Malden	Massachusetts
75 WEST NEWTON HEALTH & REHAB CENTER	0116	West Newton	Massachusetts
76 OAKHILL NURSING HOME	2061	Middleboro	Massachusetts
77 BEVERLY MANOR OF PLYMOUTH	2236	Plymouth	Massachusetts
78 EAST VILLAGE NURSING	0110	Lexington	Massachusetts
79 WEDGEMERE NURSING	2260	Taunton	Massachusetts
80 GREYCLIFF NURSING	3918	Gloucester	Massachusetts
81 ELMHURST NURSING	0992	Melrose	Massachusetts
82 BIRCHWOOD MANOR NURSING HOME	3968	Fitchburg	Massachusetts
83 CHETWYNDE NURSING HOME	2413	Newton	Massachusetts
84 COHASSET KNOLLS	2259	Cohasset	Massachusetts
85 BEVERLY HEALTH & REHAB. CENTER	3972	Melrose	Massachusetts
86 THE HERMITAGE-A BEVERLY HEALTHCARE FAC.	2070	Worcester	Massachusetts
87 BEVERLY HEALTHCARE — EMERALD COURT	3969	Norwood	Massachusetts

Property Name	Facility #	City	State
88 RIDGE COURT NURSING	2062	Attleboro	Massachusetts
89 EASTWOOD AT DEADHAM	3970	Deadham	Massachusetts
90 HEATH WOOD NURSING	0117	Chestnut Hill	Massachusetts
HILLCREST REHABILITATION & HEALTH CARE
91 CTR.	2332	Wayzata	Minnesota
92 ST.LOUIS PARK PLAZA HEALTHCARE	0887	Minneapolis	Minnesota
93 LAKE RIDGE HEALTHCARE CTR.	2325	St. Paul	Minnesota
94 MOORHEAD HEALTHCARE CTR.	0883	Moorehead	Minnesota
95 OLI VIA HEALTHCARE CTR.	0884	Olivia	Minnesota
BLOOMINGTON HEALTH CARE &
96 REHABILITATION	2176	Minneapolis	Minnesota
97 LINDEN HEALTHCARE CENTER	0879	Stillwater	Minnesota
98 CHATEAU HEALTHCARE CENTER	0871	Minneapolis	Minnesota
99 GREELEY HEALTHCARE CENTER	0876	Stillwater	Minnesota
100 ROCHESTER HEALTH & REHAB. — WEST	0886	Rochester	Minnesota
101 TWIN RIVERS CARE CENTER	0438	Anoka	Minnesota
102 MEADOW LANE HEALTHCARE CTR.	0882	Benson	Minnesota
103 DELANO HEALTHCARE CENTER	0874	Delano	Minnesota
104 EXCELSIOR NURSING HOME	0806	Excelsior	Minnesota
105 HENNING HEALTH CARE CENTER	0811	Henning	Minnesota
106 LYNNHURST HEALTHCARE CTR.	0880	St. Paul	Minnesota
107 LYNWOOD HEALTHCARE CTR.	0881	Fridley	Minnesota
108 SLAYTON MANOR	0442	Slayton	Minnesota
109 WOODREST NURSING HOME	0851	Walker	Minnesota
110 GOLDEN CREST NURSING HOME	0809	Hibbing	Minnesota
111 OTTER TAIL NURSING	2179	Battle Lake	Minnesota
112 WHITEWATER MANOR HEALTHCARE	0869	St. Charles	Minnesota
113 LA CRESCENT HEALTHCARE CENTER	0878	La Crescent	Minnesota
114 HILLCREST HEALTHCARE	0812	Rush City	Minnesota
115 WABASSO HEALTHCARE CTR.	0889	Wabasso	Minnesota
116 FRANKLIN HEALTHCARE CENTER	0875	Franklin	Minnesota
117 BEVERLY HEALTHCARE-RIPLEY	0099	Ripley	Mississippi
118 SOUTHHAVEN HEALTHCARE CENTER	0827	Southaven	Mississippi
119 BEVERLY HEALTH & REHABILITATION CENTER	0034	Amory	Mississippi
120 BEVERLY HEALTHCARE-BATESVILLE	0035	Batesville	Mississippi
121 BEVERLY HEALTHCARE-EASON BOULEVARD	0126	Tupelo	Mississippi
122 EUPORA HEALTHCARE CTR.	0821	Eupora	Mississippi
123 BEVERLY HEALTHCARE-TYLERTOWN	0829	Tylertown	Mississippi
124 BEVERLY HEALTHCARE-BROOKHAVEN	0815	Brookhaven	Mississippi
125 PIN OAKS NURSING CENTER	2386	Mexico	Missouri
126 INDEPENDENCE HEALTHCARE CTR.	0443	Independence	Missouri
127 NEW MADRID NURSING CTR.	2279	New Madrid	Missouri
128 ST. JAMES NURSING CENTER	2380	St. James	Missouri
129 MCDONALD COUNTY NURSING CENTER	2379	Anderson	Missouri
130 GAMMA ROAD NURSING CENTER	2371	Wellsville	Missouri
131 BEVERLY HEALTH & REHABILITATION CENTER	2378	Jefferson City	Missouri
132 BEVERLY HEALTHCARE-MALDEN	2388	Maiden	Missouri
133 BEVERLY HEALTH & REHAB. OF SMITHVILLE	2235	Smithvillle	Missouri
134 NEW HAVEN NURSING HOME	0447	Odessa	Missouri

Property Name	Facility #	City	State
135 BEVERLY HEALTH & REHABILITATION CENTER	2360	Bloomfield	Missouri
136 COLONIAL MANOR OF ALBANY	0152	Albany	Missouri
137 BEVERLY HEALTH & REHABILITATION SERVICES	2367	Dexter	Missouri
138 BEVERLY HEALTHCARE	2390	Branson	Missouri
139 BEVERLY HEALTHCARE-COLUMBUS	0451	Columbus	Nebraska
140 LAKE VIEW NURSING HOME	2187	Grand Island	Nebraska
141 HALLMARK CARE CENTER	0489	Omaha	Nebraska
142 PLATTSMOUTH MANOR	0510	Plattsmouth	Nebraska
143 SCHUYLER SENIOR CITIZENS HOME	0511	Schuyler	Nebraska
144 ONIEL SENIOR CITIZENS HOME	0492	O’Neil	Nebraska
145 VALLEY VIEW LODGE	0467	Norfolk	Nebraska
146 SCOTTSBLUFF VILLAGE	2193	Scottsbluff	Nebraska
147 SANDHILLS MANOR	2190	Broken Bow	Nebraska
CENTRAL NEBRASKA REHABILITATION CARE
148 CTR.	0458	Fullerton	Nebraska
149 PARK PLACE NURSING HOME	2183	Grand Island	Nebraska
150 HARTINGTON NURSING CENTER	0465	Hartington	Nebraska
151 HERITAGE VILLAGE OF SIDNEY	2194	Sidney	Nebraska
152 SOUTHVIEW MANOR CARE CTR.	0452	Cozad	Nebraska
153 FRANKLIN NURSING CENTER	0454	Franklin	Nebraska
154 NEBRASKA CITY MANOR	0466	Nebraska City	Nebraska
155 OAK GROVE REHAB. & HEALTH CARE CENTER	0490	Omaha	Nebraska
156 HERITAGE VILLAGE OF TILDEN	2195	Tilden	Nebraska
157 SARGENT NURSING HOME	2191	Sargent	Nebraska
158 HERITAGE VILLAGE OF NELIGH	2188	Neligh	Nebraska
159 WAUSA HEALTH CARE CENTER	0513	Wausa	Nebraska
160 TEKAMAH SENIOR CITIZENS HOME	0512	Tekamah	Nebraska
161 OLD BRIDGE NURSING CENTER	2849	Old Bridge	New Jersey
162 GREENVILLE VILLA HEALTH & REHAB. CENTER	0063	Greenville	North Carolina
163 BEVERLY HEALTHCARE CTR.	0237	Tarboro	North Carolina
164 BEVERLY HEALTHCARE — SURRY COMMUNITY	0190	Mt. Airy	North Carolina
165 STARMOUNT HEALTH & REHABILITATION CTR.	0055	Greensboro	North Carolina
166 BEVERLY HEALTHCARE-LUMBERTON	0238	Lumberton	North Carolina
167 BEVERLY HEALTHCARE — RENAISSANCE	0060	Charlotte	North Carolina
168 BEVERLY HEALTHCARE — GREENSBORO	0079	Greensboro	North Carolina
169 BRENTWOOD HILLS CENTER	0061	Asheville	North Carolina
170 AMERICAN TRANSITIONAL CARE-CHARLOTTE	4236	Charlotte	North Carolina
171 NORTHCREST NURSING HOME	0210	Napoleon	Ohio
172 VALLEY NURSING REHAB. CENTER	0208	St. Mary’s	Ohio
173 BEVERLY HEALTHCARE-LIMA	3974	Lima	Ohio
174 WESTERN RESERVE REHAB. CENTER	0981	Kirtland	Ohio
175 BEVERLY HEALTHCARE-UNIONTOWN	2104	Uniontown	Pennsylvania
176 BEVERLY HEALTHCARE-MT. LEBANON MANOR	0286	Pittsburgh	Pennsylvania
177 CARPENTER CARE CENTER	2315	Tunkhannock	Pennsylvania
178 BEVERLY HEALTHCARE-PHOENIXVILLE	0266	Phoenixville	Pennsylvania
179 BEVERLY MANOR OF READING	0269	Reading	Pennsylvania
180 BEVERLY HEALTHCARE-MURRAYSVILLE	0284	Murraysville	Pennsylvania
181 WEST SHORE HEALTH & REHABILITATION CTR.	0285	Camp Hill	Pennsylvania
182 BEVERLY MANOR-SCRANTON	0262	Scranton	Pennsylvania

Property Name	Facility#	City	State
183 BEVERLY HEALTH CARE — OIL CITY	0771	Oil City	Pennsylvania
184 BEVERLY HEALTHCARE-WILLIAM PENN	0280	Lewistown	Pennsylvania
185 BEVERLY HEALTHCARE-RICHLAND	2078	Johnstown	Pennsylvania
186 BEVERLY HEALTHCARE-SHIPPENVILLE	0279	Shippenville	Pennsylvania
187 BEVERLY HEALTHCARE- WILKES-BARRE	2156	Wilkes Barre	Pennsylvania
188 BEVERLY MANOR OF LANCASTER	0264	Lancaster	Pennsylvania
189 BEVERLY HEALTHCARE-MONROEVILLE	0278	Monroeville	Pennsylvania
190 BEVERLY HEALTHCARE-KINZUA VALLEY	0782	Warren	Pennsylvania
191 BEVERLY HEALTHCARE-CANONSBURG	0283	Cannonsburg	Pennsylvania
192 BEVERLY HEALTH CARE — CLARION	3961	Clarion	Pennsylvania
193 BEVERLY HEALTHCARE-WESTERN RESERVE	0277	Erie	Pennsylvania
194 BEVERLY HEALTHCARE-HILLVIEW	3964	Altoona	Pennsylvania
195 STROUD MANOR	0268	East Stroudsburg	Pennsylvania
196 HAIDA MANOR	0772	Hastings	Pennsylvania
197 BHC-EAST MOUNTAIN	0157	Wilkes Barre	Pennsylvania
198 BEVERLY HEALTHCARE-DOYLESTOWN	0263	Doylestown	Pennsylvania
199 BEVERLY HEALTHCARE-MEYERSDALE	2079	Meyersdale	Pennsylvania
200 BEVERLY HEALTHCARE-LANSDALE	0265	Lansdale	Pennsylvania
201 BEVERLY HEALTHCARE-TITUSVILLE	3967	Titusville	Pennsylvania
202 YORK TERRACE NURSING CENTER	0080	Pottsville	Pennsylvania
203 BEVERLY HEALTHCARE-WAYNESBURG	3962	Waynesburg	Pennsylvania
204 ROSEMONT MANOR	0267	Rosemont	Pennsylvania
205 BEVERLY HEALTHCARE-CAMP HILL	3959	Camp Hill	Pennsylvania
206 BEVERLY HEALTHCARE-BLUE RIDGE MOUNTAIN	0281	Harrisburg	Pennsylvania
207 BEVERLY HEALTHCARE-STENTON	3533	Philadelphia	Pennsylvania
208 MANSION NURSING HOME	0296	Sunbury	Pennsylvania
209 HERITAGE VALLEY HEALTH CARE	3926	Gettysburg	Pennsylvania
210 BEVERLY HEALTHCARE — CAMBRIDGE SPRINGS	3966	Cambridge Springs	Pennsylvania
211 BEVERLY HEALTHCARE-MEADVILLE	3965	Meadville	Pennsylvania
212 BEVERLY HEALTH CARE — OAKMONT	2145	Oakmont	Pennsylvania
213 BEVERLY HEALTHCARE-ERIE	0287	Erie	Pennsylvania
214 BEVERLY HEALTHCARE-WARREN	3960	Warren	Pennsylvania
215 BEVERLY HEALTH CARE — COVINGTON HEIGHTS	0518	Sioux Falls	South Dakota
216 BEVERLY HEALTH CARE-RAPID CITY	2203	Rapid City	South Dakota
217 BEVERLY HEALTH CARE-BELLA VISTA	2198	Rapid City	South Dakota
218 BEVERLY HEALTH CARE-MADISON	2743	Madison	South Dakota
219 BEVERLY HEALTHCARE-SALEM	0322	Salem	South Dakota
220 BEVERLY HEALTH CARE-BLACK HILLS	2196	Rapid City	South Dakota
221 BEVERLY HEALTH CARE-PIERRE	2204	Pierre	South Dakota
222 BEVERLY HEALTH CARE	2201	Mobridge	South Dakota
223 BEVERLY HEALTHCARE	0321	Groton	South Dakota
224 BEVERLY HEALTH CARE	2199	Lake Norden	South Dakota
225 BEVERLY HEALTHCARE-	0320	Ipswich	South Dakota
226 BEVERLY HEALTH CARE	2415	Millbank	South Dakota
BEVERLY HEALTH CARE-MEADOWBROOK
227 MANOR	2200	Rapid City	South Dakota
228 BEVERLY HEALTH CARE	0974	Clark	South Dakota
229 BEVERLY HEALTH CARE	0596	Redfield	South Dakota
230 BEVERLY HEALTH CARE	0979	Arlington	South Dakota

Property Name	Facility#	City	State
231 BEVERLY HEALTH CARE	0318	Amour	South Dakota
232 BEVERLY HEALTH CARE — CLINTON	0037	Clinton	Tennessee
233 MOUNTAIN VIEW REHAB. & NURSING CENTER	0038	Winchester	Tennessee
234 BEVERLY HEALTH & REHAB CENTER	0054	Springfield	Tennessee
235 BEVERLY HEALTHCARE-BRANDYWOOD	0081	Gallatin	Tennessee
236 BEVERLY HEALTH & REHAB. CENTER	0057	Union City	Tennessee
237 BRANDYWOOD ESTATES	0083	Gallatin	Tennessee
238 BRANDYWOOD VILLA	0082	Gallatin	Tennessee
239 ELIZABETH ADAM CRUMP MANOR	1033	Glen Allen	Virginia
240 BLUE RIDGE HIGHLANDS	0086	Galax	Virginia
241 FREDERICKSBURG NURSING HOME	0040	Fredericksburg	Virginia
242 BEVERLY HEALTHCARE-MARTINSVILLE	0246	Martinsville	Virginia
243 ROSE HILL NURSING CTR.	0014	Berryville	Virginia
244 BEVERLY MANOR OF PORTSMOUTH	0254	Portsmouth	Virginia
245 ALLEGANY REHABILITATION & HEALTHCARE	0201	Clifton Forge	Virginia
246 BAYSIDE CONVALESCENT CENTER	3684	Poquoson	Virginia
247 SHENENDOAH VALLEY NURSING HOME	2053	Buena vista	Virginia
248 LYNN SHORES CHATEAU	2031	Virginia Beach	Virginia
249 NORTHWEST HEALTH CARE CENTER	0247		Washington DC
249 MORGAN MANOR CONV. CTR.	0215	Morgantown	West Virginia
250 RIVERSIDE NURSING & CONV. CTR.	0369	St Albans	West Virginia
251 BEVERLY HEALTH CARE CTR.	3534	Glasgow	West Virginia
252 HERITAGE SQUARE	3624	Greenfield	Wisconsin
253 BEVERLY TERRACE H.C.C.	0930	Watertown	Wisconsin
254 COLONIAL MANOR	0958	Glendale	Wisconsin
255 BEAVER DAM CARE CTR.	0929	Beaver Dam	Wisconsin
256 FORT HEALTH & REHABILITATION CENTER	0956	Ft. Atkinson	Wisconsin
257 RIB LAKE HEALTH CARE CTR.	0865	Rib Lake	Wisconsin
258 COURT MANOR	0863	Ashland	Wisconsin
259 RIVERVIEW TERRACE	0867	Tomahawk	Wisconsin
260 FIELDVIEW CARE CTR.	0375	Superior	Wisconsin
261 CONTINENTAL MANOR	0323	Abbotsford	Wisconsin
262 RIVERDALE MANOR	0966	Muscoda	Wisconsin
263 GOLDEN AGE NURSING HOME	0864	Tomahawk	Wisconsin
264 THREE OAKS AT MARSHFIELD	4022	Marshfield	Wisconsin

-EXHIBIT “B”
ADDITIONAL
REQUIREMENTS FOR CLOSING
All of the following items, materials and matters with respect to the Portfolio, Borrower, Operator, Sponsor, Guarantor, Beverly Enterprises, Inc. (the “Company”) and all affiliates and subsidiaries of the Company, shall be acceptable to Lender in its commercially reasonable discretion and Borrower, Guarantor and Sponsor shall provide all of such items, information and materials, if requested by Lender, with respect thereto, and such acceptance by Lender shall be and constitute conditions which must be satisfied with respect to the Loan and this Commitment:
1.	Title, Title Insurance, and Survey — See attached Title and Survey Requirements.

2.	Property and Liability Insurance. Lender agrees that it shall use its commercially reasonable efforts to approve the implementation of an insurance program similar to the structure implemented in similar loans financed by Lender.

3.	a. UCC/Tax Lien and Other Searches showing no material liens on or other material impairment of the Properties or their operations or revenues.
b.	Bankruptcy Searches.

c.	Litigation Searches which reflect no material impact on or impairment of the Properties, their operations or revenues, Borrower, Operator or the Company and in all events do not pertain to criminal activities, fraud or pose a reputational risk to Lender or its affiliates.
4.	Taxes, Tax Lots and Assessments. Taxes and assessments with respect to the Properties shall be current and there must be separate tax lots for each parcel.

5.	Zoning. A zoning report containing a certificate of occupancy (if available) for the Property and reasonable evidence of material compliance or legal non-conformance (provided adequate insurance, reserves or other security is provided which is reasonably satisfactory to Lender) with all applicable zoning, and building, laws applicable to the Property, and (to the extent reasonably available without independent governmental inspections) zoning letters or the like from applicable government authorities.

6.	Organizational Documents of the Borrowing Entity, Operators, Guarantors and their affiliates.

7.	Occupancy Certification and Permits. Compliance with all laws, rules and regulations pertaining to Occupancy Certification and Permits.

8.	Management Agreement and Service Contracts; Space Leases material to any Property, and other Material Contracts which shall have no material impairment of or adverse impact on any Property, their operations or revenues or Borrower or Operator.

9.	Opinions Of Counsel.

10.	Operating Lease and Operator. In addition to Lender’s approval at Closing, Lender shall also approve any material changes to the Operator post closing in its reasonable discretion (in addition to the requirements set forth in the Loan Documents such as a no downgrade letter from the Rating Agencies).

11.	New Master Lease.

12.	Current appraised value is $1,594,890,000 and at closing shall equal or exceed $1,594,890,000.

13.	Agreed-Upon Procedures/Final Property Level Financial Information.

14.	Final Environmental Reports.

15.	Final Structural Engineering Reports.

16.	Healthcare Matters. Any healthcare information requested including without limitation Surveys, Provider Agreements, Corporate Integrity Agreements, Certificates of Need, Cost Reports, Governmental Licensing, and Management Agreement, in satisfaction of the Healthcare Requirements attached hereto.

17.	Borrower, Company and Operator Information including Financial and Legal other than the current legal structure of the Company (other than any impact it may have on the Loan).

18.	Compliance with Law. In addition to the items detailed above, the Properties, Borrower, the Company and Operator shall be in compliance in all material respects with all applicable laws, rules and regulations of any governmental authority.

Lender acknowledges that nothing it has reviewed to date with respect to the foregoing requirements leads Lender to believe that there are any due diligence issues which would prevent Lender from closing the Loan.

/s/ Leonard Grunstein

Borrower’s Initials

TITLE AND SURVEY REQUIREMENTS
     A1970 ALTA form lender’s title insurance policy (as amended to 1984), insuring Column Financial, Inc. and its successors and assigns. Alternatively, an ALTA 1992 policy will be accepted, provided that the arbitration clause and creditors’ rights exclusions are deleted (or with respect to the creditors’ rights exclusion the Creditors Rights Endorsement listed below is issued). The following endorsements and/or affirmative coverages should be obtained in connection with the policy (to the extent applicable to the transaction and available in the jurisdiction and for the particular property):
1. ALTA 9 Comprehensive Endorsement
2. Survey Endorsement
3. ALTA 3.1 Zoning Endorsement (with additional coverage for number and type of parking spaces)
4. Usury Endorsement
5. Doing Business Endorsement
6. Access Endorsement
7. Separate Tax Lot Endorsement
8. Environmental Protection Lien Endorsement
9. Subdivision Endorsement
10. Contiguity Endorsement
11. Creditor’s Rights Endorsement (if 1992 policy issued)
12. Tax Deed Endorsement
13. Mechanics’ Lien Endorsements
14. Variable Rate Endorsement
15. Mortgage Tax Endorsement
16. Negative Amortization Endorsement
17. Tie-In Endorsements totaling full amount of loan
18. Last Dollar and First Loss Endorsements
19. Condominium Endorsement
     This list is subject to review, and additional specific coverages for exceptions may be required after review of the related title commitment (to the extent applicable to the transaction and available in the jurisdiction and for the particular property). You should also request UCC, tax and judgment searches against all necessary parties. In addition, a gap coverage endorsement from the title company will be required. The title insurance will be in such amounts as Lender shall reasonably require with such co-insurance and reinsurance requirements as Lender shall reasonably require. The endorsements and proforma policies of title insurance or marked up title commitments shall be effected pursuant to a validating endorsement covering all properties. Lender shall be provided with proforma policies of title insurance (or at Lender’s option marked-up title commitments constituting effective policies of title insurance) with legible copies of all underlying documents.
     The title surveys delivered in connection with the Loan should be prepared in accordance with the Minimum Standard Detail Requirements and Classifications for ALTA/ACSM Land Title Surveys, as adopted in 1992. The requirements of the survey and the form of survey certification are set forth on the attached Exhibit A. The certification should run to the benefit of Column Financial, Inc., its successors and/or assigns and the title company. Upon completion, we should receive at least four (4) original prints of the survey.

Exhibit A
REQUIREMENTS FOR LAND SURVEYS
          1. The Survey for the property shall be prepared by a land surveyor licensed to practice surveying in the jurisdiction where the property is located and done pursuant to the 1999 ALTA/ACSM Minimum Standard Detail Requirements for Land Title Surveys (the “ACSM Standards”) including items 2, 3, 4, 6, 7(a), 7(b)(l), 8, 9, 10, 11 (a) (as to utilities, surface matters only) and 13 on Table A thereof. In certain cases, other Table A items may be required.
          2. The Survey shall be dated no more than 90 days prior to closing, must be certified to Lender and its successors and assigns, must contain the certification set forth in the ACSM Standards, and must be signed and sealed by the surveyor. A copy of the certification contained in the ACSM Standards is set forth below.
          3. The Survey shall also be certified to the title insurance company insuring title in the transaction, shall be satisfactory to the title insurance company, shall refer to the title insurance commitment by number and effective date, and shall list every recorded exception appearing in the title insurance commitment, with a note stating whether the exception affects the property, and if so whether the exception is plottable. If the exception is plottable, it must be plotted on the Survey. Any appurtenant easement which is plottable must also be plotted on the Survey.
          4. The Survey shall contain a note concerning the flood zone designation of the property in substantially the following form: “Said described property is located within an area having a Zone Designation                                          by the Secretary of Housing and Urban Development, on Flood Insurance Rate Map No.                                         , with a date of identification of                                         , for Community Number                                         , in                                          County, State of                                         , which is the current Flood Insurance Rate Map for the community in which said property is situated.”
          5. All set back, side yard and rear yard lines shown on the recorded plat or set forth in the applicable zoning ordinance shall be identified and drawn on the Survey, and identified by recording number or zoning ordinance, as the case may be.
          6. The number of regular and handicap parking spaces located on the property shall be stated on the Survey, and all parking spaces shall be drawn on the Survey to the extent possible.
          7. Certification of survey shall be in the form attached, provided that the title company may also require that (a) the land described on the survey is the same as that described on the title commitment or pro forma policy and (b) for multiple parcels the surveyor certifies their contiguity.

REQUIRED CERTIFICATION
     To (name of client), (name of Lender, and its successors and assigns), (name of title insurance company), (name of others as instructed by client):
     This is to certify that this map or plat and the survey on which it is based were made in accordance with “Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys,” jointly established and adopted by ALTA, ACSM and NSPS in 1999, and includes items 2, 3, 4, 6, 7(a), 7(b)(1), 8, 9, 10, 11 (a) (as to utilities, surface matters only) and 13 of Table A thereof. Pursuant to the Accuracy Standards as adopted by ALTA, NSPS and ACSM and in effect on the date of this certification, undersigned further certifies that [Surveyor to complete certificate with the appropriate ONE of the following three phrases]
•	the Positional Uncertainties resulting from the survey measurements made on the survey do not exceed the allowable Positional Tolerance.

•	the survey measurements were made in accordance with the “Minimum Angle, Distance, and Closure Requirements for Survey Measurements Which Control Land Boundaries for ALTA/ACSM Land Title Surveys.”

•	proper field procedures, instrumentation, and adequate survey personnel were employed in order to achieve results comparable to those outlined in the “Minimum Angle, Distance, and Closure Requirements for Survey Measurements Which Control Land Boundaries for ALTA/ACSM Land Title Surveys.”

Date:

(signed)	(seal)

Registration No.

HEALTH CARE REQUIREMENTS
1. All Medicare and Medicaid provider agreements, certificates of need, if applicable, certifications, governmental licenses, permits, or other agreements and approvals required by any governmental authority or entity concerned with the ownership, operation, use or occupancy of any property as a skilled nursing facility, assisted living facility, hospice or home care agency (“Health Care Authorities”) for the operation of each skilled nursing facility, assisted living facility, hospice or home care agency (collectively the “Facilities”) have been obtained, are in full force and effect and will continue in full and effect subsequent to the Closing. The licensed beds and operating capacities of the Facilities are as set forth on the respective licenses and are consistent with the appraisals.
2. The Facilities are in material compliance with the applicable provisions of the laws, ordinances, statutes, regulations, orders, standards, policies, guidance, restrictions or rules of any Health Care Authority having jurisdiction over the ownership, use, occupancy or operation of any Facilities and any other applicable laws, regulations or agreements for reimbursement for the type of care or services provided by the Facilities.
3. None of the skilled nursing facilities has had any deficiencies on its most recent survey (standard or complaint) that would result in a denial of payment for new admissions with no opportunity to correct prior to implementation, and no enforcement action has been taken under the last survey cycle that would have the potential to materially adversely affect the facility. No skilled nursing facility has had any deficiencies at “level G” or above on its most recent survey (standard or complaint), nor has it been cited with any substandard quality of care deficiencies (as that term is defined in Part 488 of 42 C.F.R.) for the past two consecutive surveys. No skilled nursing facility has been the subject of a “double G” determination for the last three (3) years which have not been cured by submission of an acceptable plan and as a result thereof there is no material impairment of reimbursement. No skilled nursing facility has been designated as a Special Focus Facility (as such term is defined by the Centers of Medicare and Medicaid Services Special Focus Facility Program). The Lender at its sole option may waive any of the requirements of this Paragraph for any single Facility upon satisfaction of such additional requirements Lender may designate, including, without limitation, the posting of reserves.
4. None of the Facilities or their respective owners or operators is a target of or subject to any action, audit, investigation or sanction by any Health Care Authority or any other entity or any other third party or individual (including, without limitation, whistleblower suits, or suits brought pursuant to federal or state False Claims Acts, and Medicaid/Medicare/State fraud/abuse laws) which may result in the imposition of any fine or sanction, recoupment of reimbursement or any other civil or criminal remedy, which could reasonably be expected to have a material adverse effect on the operation of the Facility. The Lender at its sole option may waive any of the requirements of this Paragraph for any single Facility upon satisfaction of such additional requirements Lender may designate, including, without limitation, the posting of reserves.
5. None of the transactions contemplated by this Commitment will materially and adversely affect the Facility’s right to receive reimbursement.

6. There are no threatened or pending material labor disputes at any Facility.

6